Concentrations and Risks	12 Months Ended
Dec. 31, 2025
Concentrations and Risks
Concentrations and Risks

3.    Concentrations and Risks

(a)Foreign currency exchange rate risk

The Group’s exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents, and short-term investments in the U.S. dollars. The appreciation of the RMB against the US$ was approximately 2% in 2021 and 2025. The depreciation of the RMB against the US$ was approximately 9%, 2% and 1% in 2022, 2023 and 2024, respectively. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.

(b)Credit and concentration risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, current and non-current term deposits, restricted cash, trade receivables, other receivables and short-term investments. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

As of December 31, 2024 and 2025, substantially all of the Group’s cash and cash equivalents, current and non-current term deposits, restricted cash and short-term investments were held in state-owned or reputable financial institutions in the PRC and reputable international financial institutions outside of the PRC.

3.    Concentrations and Risks (Continued)

(b)Credit and concentration risk (Continued)

Trade receivables are typically unsecured and are generally derived from customers. No customer represented greater than 10% of the Group’s total revenues for the years ended December 31, 2023, 2024 and 2025. Two customers accounted for greater than 10% of the Group’s trade receivables as of December 31, 2024 and 2025.

No supplier represented greater than 10% of the Group’s total purchases for the years ended December 31, 2023, 2024 and 2025. No supplier accounted for greater than 10% of the Group’s accounts payable as of December 31, 2024 and 2025.

(c)Currency convertibility risk

The PRC government imposes controls on the convertibility of RMB into foreign currencies. The Group’s cash and cash equivalents, term deposits, short-term investments and restricted cash denominated in RMB that are subject to such government controls amounted to RMB2,807.9 million and RMB2,363.8 million as of December 31, 2024 and 2025, respectively. The value of RMB is subject to changes in the central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC must be processed through PBOC or other Chinese foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.